SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential,  For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         SALIVA DIAGNOSTIC SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate  box):

[X] No fee required.
[ ] Fee computed  per  Exchange  Act  Rules  14a-6(i)(1)  and  0-11.
[ ] Fee paid  previously  with  preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                         SALIVA DIAGNOSTIC SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 30, 1997

     The Annual Meeting of Shareholders of Saliva Diagnostic Systems, Inc., a Delaware Corporation (the "Company"), will be held on Friday, May 30, 1997 at 10:00 a.m., Pacific time, at The George C. Marshall House, 1301 Officers' Row, Vancouver, Washington 98661, for the following purposes:

1. Election of Directors. To elect three directors, to hold office until the 1998 Annual Meeting of shareholders and until their successors are elected and qualified (Proposal No. 1);

2. Ratification of Appointment of Auditors. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 (Proposal No. 2); and

3. Other Business. To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on April 3, 1997 are entitled to notice of and to vote at the meeting. A list of such shareholders will be available for inspection by shareholders at the Company's principal office for a period of ten days prior to the meeting date and at the meeting on the meeting date.

     You are respectfully requested to date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose whether or not you expect to attend the meeting. You may attend the meeting in person even though you send in your proxy; retention of the proxy is not necessary for admission to or identification at the meeting.


                           By Order of the Board of Directors:




                           Kenneth J. McLachlan
                           President and Chief Executive Officer


Vancouver, Washington
April 28, 1997

                         SALIVA DIAGNOSTIC SYSTEMS, INC.
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 30, 1997

Solicitation and Revocability of Proxy

     The enclosed Proxy is solicited on behalf of the Board of Directors of Saliva Diagnostic Systems, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, May 30, 1997, at 10:00 a.m., Pacific time, or at any adjournment thereof, at The George C. Marshall House, 1301 Officers' Row, Vancouver, Washington 98661, for the purposes set forth herein and in the accompanying notice of Annual Meeting of Shareholders. All expenses associated with this solicitation will be borne by the Company. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders by officers or regular employees of the Company. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the shares of the Company's Common Stock held in their names.

     All properly executed proxies will be voted (except to the extent that authority to vote has been withheld), and where a choice has been specified by the shareholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the three nominees for director proposed by the Board of Directors, and FOR Proposal No. 2 to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

     A proxy may be revoked by a shareholder prior to its exercise by written notice to the Company, by submission of another proxy prior to the meeting bearing a later date or by voting in person at the Annual Meeting of Shareholders. The mailing address of the principal executive offices of the Company is 11719 NE 95th Street, Vancouver, Washington 98682.

     This Proxy Statement, the accompanying Notice of Annual Meeting, the Proxy Card and a copy of the Company's Annual Report to Shareholders are first being mailed on or about April 28, 1997. The Annual Report to Shareholders is not to be regarded as soliciting material or as a communication by means of which any solicitation is to be made.

Voting at the Meeting

     The Board of Directors has fixed April 3, 1997 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. The Company has one class of voting securities outstanding, designated Common Stock. At the record date, 22,040,785 shares of the Company's Common Stock were outstanding and entitled to vote. The Common Stock does not have cumulative voting rights.

     Each share of Common Stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. If a quorum is present at the Annual
Meeting: (i) the three nominees for election as directors who receive the greatest number of votes cast will be elected directors; (ii) Proposal No. 2 to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 will be approved if it receives the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

     With respect to the election of directors, directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstention from voting or nonvoting by brokers will have no effect on the vote. With respect to voting on Proposal No. 2 , abstention from voting will have the same effect as voting against the proposals.

     A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote upon a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but are not counted and have no effect on the results of the vote on Proposal No. 2.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of February 28, 1997, except where otherwise noted, as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table herein and (iv) all directors and executive officers as a group. Except as otherwise noted, the Company believes the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.


                                                    Common Stock
                                 -----------------------------------------------
                                    Number of Shares      % Shares Beneficially
       Name and Address           Beneficially Owned(1)          Owned
-------------------------------  ----------------------- -----------------------

Kenneth J. McLachlan..........         500,000(2)                2.27%
c/o SDS International Ltd. (UK)
11 Sovereign Close
Sovereign Court
London, England E1 9HW, UK

Hans R. Vauthier..............            --                      --
Steinengraben 28
Ch-4051
Basle, Switzerland

Eric F. Stoer, Esq............            --                      --
c/o Bryan Cave LLP
700 Thirteenth Street
Washington, DC 20005

David Barnes, M.D.............         470,000(3)                2.13%
c/o SDS International Ltd. (UK)
11 Sovereign Close
Sovereign Court
London, England E1 9HW, UK

Willfried Schramm, Ph.D.......          75,000(4)                 .34%
23000 Schauer Road
Battleground, WA 98604

Ronald L. Lealos..............       1,181,912(5)                5.36%
1477 SE Columbia Shores
Vancouver, WA 98662

All Executive Officers,
Directors and Director
nominees as a group
(7 persons)...................       2,288,828(6)               10.38%

----------

(1)  Beneficial  ownership is  determined  in  accordance  with the rules of the
     Securities and Exchange Commission, and includes voting power and investment power with respect to shares. Shares issuable upon the exercise of outstanding stock options that are currently exercisable or become exercisable within 60 days from February 28, 1997 are considered outstanding for the purpose of calculating the percentage of Common Stock owned by such person but not for the purpose of calculating the percentage of Common Stock owned by any other person.

(2) These shares are registered in the name of Reads Trust Company Limited, trustee of an irrevocable trust established for the benefit of Mr. McLachlan's children. Mr. McLachlan has no power to vote or dispose of these shares pursuant to the terms of the trust.

(3)  Includes options to purchase 283,000 shares of the Company's Common Stock.

(4)  Includes options to purchase 75,000 shares of the Company's Common Stock.

(5) Includes options to purchase 530,000 shares of the Company's Common Stock which were granted to Mr. Lealos, and options to purchase 10,000 shares of the Company's Common Stock which were granted to Mr. Lealos' wife. The options reflected in the table for Mr. Lealos are the subject of the Settlement Agreement (see "Certain Relationships and Related Transactions").

(6) Includes options to purchase an aggregate of 953,416 shares of the Company's Common Stock.



                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

     In accordance with the Company's Bylaws, the Board of Directors shall consist of not less than one (1) nor more than seven (7) persons, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors has set the number of directors at three. Directors elected at the Annual Meeting serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Nominees for Director

     The names and certain information concerning the nominees for director are set forth below. Shares represented by the proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular director or directors has been withheld in the proxy. In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than four nominees. The Board of Directors has nominated the persons named in the following table to be elected as directors. Mr. McLachlan and Dr. Vauthier have been previously elected to the Board by the Company's shareholders.


      Name of Nominee         Age     Position(s) or Office(s) with the Company
------------------------- ----------- ------------------------------------------
Kenneth J. McLachlan          50      President, Chief Executive Officer, Chief
                                        Financial Officer and Director
Hans R. Vauthier, Ph.D.       72      Director
Eric F. Stoer, Esq.           52      None


     The following are brief summaries of the business experience of the nominees for election as director of the Company, including, where applicable, information as to other directorships held by each of them. There are no family relationships among any of the directors and executive officers of the Company.

     Kenneth J. McLachlan has served on the Board of Directors since December 1995. In December 1996, Mr. McLachlan was appointed by the Board to serve as the Company's President and Chief Executive Officer. Mr. McLachlan has served as the Company's Chief Financial Officer since June 1996. In 1993, Mr. McLachlan founded an international finance and consulting firm in the Netherlands. From 1988 to 1993, Mr. McLachlan served as Chief Financial Officer and Executive Vice President of Corange - Boehringer Mannheim, a privately-owned multinational health care group.

     Hans R. Vauthier, Ph.D. was appointed to the Board of Directors in May 1996 to fill the vacancy created by the resignation of Dr. Eugene Seymour. Since 1981, Dr. Vauthier has been a principal of Vauthier & Partner A.G., a consulting firm located in Basle, Switzerland which assists pharmaceutical companies in discovering and developing new products. Dr. Vauthier received his doctorate in economics and business administration from the University of Bern in Switzerland.

     Eric F. Stoer, Esq. has been a partner in the Washington, DC office of the law firm of Bryan Cave LLP since 1990. His practice is concentrated in the areas of corporate and business law with an international focus. Mr. Stoer has served on the boards of directors of a number of pharmaceutical testing and consulting companies, including Boehringer Mannheim Pharmaceuticals.

The Board of Directors unanimously recommends that shareholders vote FOR the election of the named nominees for Director.

Board Meetings and Committees

     The Board of Directors met six times during the fiscal year ended December 31, 1996. Each incumbent director attended at least 75% of the meetings of the Board of Directors. The Company does not have an audit, nominating or compensation committee of the Board of Directors.

Compensation of Directors

     Directors do not receive any fees for serving on the Company's Board of Directors or any committee thereof.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (Proposal No. 2)

     The Board of Directors has selected Arthur Andersen LLP, independent certified public accountants, as the Company's auditors for the fiscal year ending December 31, 1997, subject to ratification by the shareholders.

     Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Arthur Andersen LLP to audit the books and accounts of the Company for the fiscal year ending December 31, 1997. If the shareholders do not ratify the selection of Arthur Anderson LLP, the selection of independent certified public accountants will be reconsidered by the Board.

     The Company will dismiss its current independent public accountant, Hollander, Gilbert & Co. upon ratification by the shareholders of the Company's selection of Arthur Andersen LLP. Such dismissal was recommended and approved by the Board of Directors of the Company. Hollander, Gilbert & Co. audited the Company's financial statements for the fiscal year ended December 31, 1996, as well as for the fiscal years ended December 31, 1995, 1994, 1993 and 1992. Representatives of Hollander, Gilbert & Co. will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions. Representatives of Arthur Andersen LLP do not plan to attend the Annual Meeting.

     The audit reports of Hollander, Gilbert & Co. on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, but were modified as to uncertainty of the Company to continue as a going concern. In addition, during fiscal year 1995 and 1996 and the subsequent interim period during which Hollander, Gilbert & Co. served as the Company's independent public accountants, there were no disagreements with Hollander, Gilbert & Co. on any matter of accounting principles, or practices, financial statement disclosure, or auditing scope or procedures which, if not satisfied to Hollander, Gilbert & Co.'s satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

The Board of Directors unanimously recommends a vote FOR this proposal.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

     The names, ages and positions of the Company's executive officers are as follows:

         Name           Age           Current Position(s) with Company
-------------------- ---------- ------------------------------------------------
Kenneth J. McLachlan    50      President and Chief Executive Officer
Michael A. Grant        52      Vice President of Operations
David Barnes, M.D.      52      Managing Director, SDS International, Ltd. (UK)

     For information on the business background of Mr. McLachlan, see "Nominees for Director" above.

     Michael A. Grant has been Vice President of Operations of the Company since January 1996. From February 1992 until January 1996, Mr. Grant served as Design Manager for the Company. He is the former President of Hema-Scientific, a company that developed an HIV screening product for home use. He is the inventor of the Company's Omni-Swab product.

     David Barnes, M.D. has served on the Board of Directors of the Company since November 1993. Dr. Barnes has been the Managing Director of SDS International, Ltd. (UK) ("SDS-UK") since commencement of its operations. Prior to his position as Managing Director of SDS-UK, Dr. Barnes was Director of Medical Services for Hemotex Ltd., a laboratory service primarily involved with the insurance industry in the United Kingdom.


                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information for the 1994, 1995 and 1996 fiscal years concerning compensation awarded to, earned by or paid the Company's current Chief Executive Officer, former Chief Executive Officer and each of the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for the fiscal year ended December 31, 1996.


                           SUMMARY COMPENSATION TABLE
                                                                                                    Long Term
                                                                    Annual Compensation(1)        Compensation
                                                          ----------------------------------- ----------------------
                                                                                                   Securities
                                                                            Other Annual           Underlying
         Name and Principal Position             Year        Salary         Compensation            Options
                                                             ($)(1)             ($)                   (#)
---------------------------------------------- ---------- ------------- --------------------- ----------------------

Kenneth J. McLachlan                             1996               --          51,000                      --
     President, Chief Executive Officer and      1995               --              --                      --
     Chief Financial Officer (2)                 1994               --              --                      --

David Barnes, M.D.                               1996          135,000              --                      --
     Managing Director,                          1995          131,750              --                      --
     SDS International, Ltd. (UK)(3)             1994          110,000              --                      --

Willfried Schramm, Ph.D.                         1996          139,700              --                      --
     Vice President of Research and              1995          100,000              --                      --
     Development (4)                             1994          100,000              --                      --

Ronald L. Lealos                                 1996           86,600              --                      --
     Former President(5)                         1995           31,925      130,000(6)                 400,000
                                                 1994          106,200              --                 130,000

--------------

(1) Amounts shown include compensation earned in each respective fiscal year. No bonuses were paid in any of the fiscal years reported.

                                       5

(2) Includes amounts paid to Mr. McLachlan pursuant to a consulting contract which commenced in June 1996 and will expire June 1, 1997. Mr. McLachlan has served as the Company's Chief Financial Officer since June 1996 and was appointed by the Board of Directors to be President and Chief Executive Officer in December 1996.

(3) Does not include options granted in 1995 subject to shareholder approval of an increase in the Company's authorized number of common shares; such approval was obtained on February 20, 1997.

(4) Does not reflect three option grants, two covering 50,000 shares each and one covering 75,000 shares which were issued in fiscal years 1995 and 1996 subject to shareholder approval of an increase in the authorized number of the Company's common shares; such approval was obtained on February 20, 1997. Dr. Schramm terminated his employment in January 1997, forfeiting the 50,000 share options. The remaining option covering 75,000 shares is currently exercisable and expires March 2, 1998. Option to acquire 100,000 shares was also forfeited upon Dr. Schramm's termination.

(5) Mr. Lealos resigned as an officer of the Company in December 1996. The options reflected on the table are the subject of the Settlement Agreement (see "Certain Relationships and Related Transactions").

(6) Consists of 230,000 shares of Common Stock of the Company issued to Mr. Lealos as compensation.


     In August 1994, the Company entered into a three year employment agreement with Dr. David Barnes for the position of Managing Director of SDS International, Ltd. (UK). The employment agreement provides for an annual base salary of 79,200(pound) (approximately US $135,000.00) plus the use of a car and travel allowances. If the agreement is terminated for any reason, Dr. Barnes is entitled to receive his base salary for the remaining term of the agreement.

Options Granted in Last Fiscal Year

     The Company granted no stock options to the named executive officers during the fiscal year ended December 31, 1996.

Option Exercise and Holdings

     The following table provides certain information concerning the value of unexercised options held as of the end of the fiscal year with respect to the named executive officers. There were no options exercised by the named executive officers in the last fiscal year. All options held by the named executive officers are currently exercisable.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
                                              Number of Securities                    Value of Unexercised
                                       Underlying Unexercised Options at             in-the-money Options at
                                               December 31, 1996                      December 31, 1996 (1)
                                   ----------------------------------------- --------------------------------------
               Name                               Exercisable                              Exercisable
---------------------------------- ----------------------------------------- --------------------------------------

Kenneth J. McLachlan                                     --                                         --

David Barnes, M.D.(2)                                 3,000                                         --
                                                    105,000                                         --

Willfried Schramm, Ph.D.(3)                         100,000                                     65,000

Ronald L. Lealos(4)                                 130,000                                         --
                                                    400,000                                    100,000

----------

(1) The market value of the underlying securities at December 31, 1996, $1.25 per share, minus exercise price of the unexercised options.

                                       6

(2) Does not reflect options granted to acquire 175,000 shares issued in fiscal year 1995 subject to shareholder approval of an increase in the Company's authorized number of common shares; such approval was obtained on February 20,1997.

(3) Does not reflect three option grants, two covering 50,000 shares each and one covering 75,000 shares which were issued in fiscal years 1995 and 1996 subject to shareholder approval of an increase in the authorized number of the Company's common shares; such approval was obtained on February 20, 1997. Dr. Schramm terminated his employment in January 1997, forfeiting the 50,000 share options. The remaining option covering 75,000 shares is currently exercisable and expires March 2, 1998. Option to acquire 100,000 shares was also forfeited upon Dr. Schramm's termination.

(4) Mr. Lealos resigned as an officer of the Company in December 1996. The options reflected on the table are the subject of the Settlement Agreement (see "Certain Relationships and Related Transactions").



Certain Relationships and Related Transactions

     In January 1997, subsequent to his resignation as President of the Company in December 1996, Mr. Ronald L. Lealos filed a lawsuit against the Company in Superior Court in Clark County in the State of Washington alleging the existence of an employment agreement and various breach of contract claims. This lawsuit was dismissed without prejudice as a prerequisite to settlement negotiations. A settlement agreement (the "Settlement Agreement") between Mr. Lealos and the Company is currently in the process of being documented.

     In 1992, the Company loaned $83,000 to Mr. Lealos who was, at the time, President and Director of the Company. The interest rate on the loan is 6% per year and the loan was to be repaid over five years. This loan is currently being renegotiated pursuant to the Settlement Agreement with Mr. Lealos. The Company has paid Mr. Lealos additional sums of money in the approximate amount of $280,000. These payments are currently in dispute. In addition, there are certain option grants to Mr. Lealos which are the subject of disputes with the Company. These payments and option grants are the subjects of the Settlement Agreement.

     In 1995, the Company acquired from Dr. David Barnes, Managing Director of SDS-UK and a Director of the Company, his 10% interest in SDS-UK. The Company has agreed to issue 350,000 shares of the Company's Common Stock to Dr. Barnes in consideration of this transaction.

     During the four fiscal years ended December 31, 1995, Dr. Seymour, a former director and a former officer of the Company, lent the company substantial amounts of money to fund its operations. During fiscal year 1995, the Company converted the loans it received from Dr. Seymour into shares of Common Stock at the rate of $1.00 per share. Dr. Seymour received 231,120 shares in exchange for his loan. The Company also terminated Dr. Seymour's employment contract, and issued Dr. Seymour 75,000 shares as consideration for the termination and as settlement of amounts due under the employment agreement.

     During fiscal year 1994 and fiscal year 1995, the Company conducted a private placement of its securities (the "Private Placement") whereby it sold 4,545,000 shares for approximately $2,200,000. A pension plan affiliated with Dr. Seymour (the "Pension Plan") acquired 540,000 shares and a warrant to purchase 80,000 shares at an exercise price of $3.50 per share in the Private Placement. The Pension Plan acquired the securities on the same terms as the other investors in the Private Placement who acquired their securities after January 1, 1995. Dr. M.J. Scheinbaum, a former director of the Company, and Dr. Scheinbaum's pension plan purchased an aggregate of 360,000 shares in this Private Placement and received a three year Warrant to purchase an additional 100,000 shares at a purchase price of $2.00 per share.

     In November 1995, the Company received gross proceeds of $300,000 from a private offering of its securities. The offering consisted of Units; each Unit cost $100,000 and contained 100,000 shares of Common Stock and warrants to purchase an additional 150,000 shares at an exercise price of 50% of the closing bid price of the shares of Common Stock as reported by NASDAQ on the date the holder elects to exercise his warrant. In January 1996, holders of an aggregate of 345,000 warrants elected to exercise their warrants for an aggregate purchase price of $101,952. Mr. Lealos purchased 0.3 Units and exercised his warrant to purchase

45,000 shares of Common Stock. Drs. Eugene Seymour and M.J. Scheinbaum, former directors of the Company, each purchased one Unit and each exercised his warrant to purchase an additional 150,000 shares of Common Stock.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that the following directors and executive officers had the following late filings: Messrs. McLachlan, Vauthier and Grant each filed late his Form 3 and Mr. Grant filed one late Form 4 reporting one transaction.


                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the Company's 1998 Annual Meeting of Shareholders should be received by the Company at its principal office no later than December 29, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with regulations governing the solicitation of proxies.


                                  OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of Proxy will have the discretionary authority to vote in accordance with their best judgment.



                                By Order of the Board of Directors:




                                Kenneth J. McLachlan
                                President and Chief Executive Officer

Dated:  April 28, 1997

                                    ANNEX A
                                 FORM OF PROXY

                                    [FRONT]

                         SALIVA DIAGNOSTIC SYSTEMS, INC.
       Proxy for Annual Meeting of Shareholders to be Held on May 30, 1997

     The undersigned hereby names, constitutes and appoints Kenneth J. McLachlan and LaDawn Naegle, and each of them with full powers of substitution to act as true and lawful attorneys and proxies for the undersigned, and in the place and stead of the undersigned to attend the Annual Meeting of the Shareholders of Saliva Diagnostic Systems, Inc. (the "Company") to be held at 10:00 a.m. on Friday, May 30, 1997, and at any adjournment thereof, and to vote all the shares of Common Stock held of record in the name of the undersigned on April 3, 1997, with all the powers that the undersigned would possess if he or she were personally present.

                 PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                         IN THE ENCLOSED REPLY ENVELOPE

                (Continued and to be SIGNED on the reverse side)

                                     [BACK]

1. Election of Directors (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

FOR all nominees listed below (except as marked to the contrary below)  [   ]

WITHHOLD AUTHORITY (to vote for all nominees listed below)   [   ]

Nominees:  Kenneth J. McLachlan, Hans R. Vauthier,Ph.D., Eric F. Stoer, Esq.

THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  A VOTE  FOR EACH OF THE
NOMINEES NAMED ABOVE.                                       ---


2. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

                     FOR        AGAINST     ABSTAIN
                    [   ]       [    ]      [     ]

THE BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS A VOTE FOR THE APPROVAL OF
PROPOSAL 2.                                             ---


3. The transaction of such other business as may properly come before the meeting and any and all adjournments thereof.



Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY
WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGEMENT. AT PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING


The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement and the 1996 Annual Report to Shareholders.

DATED       SHAREHOLDER (print  name)
     ------                           --------------------------------

SHAREHOLDER (sign name)
                       ------------------------------------

I do [  ] do not [  ] plan to attend the meeting.  (Please  check)

NOTE: Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.